UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 6, 2016

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5600 Blazer Parkway, Suite 200, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On January 6, 2016, and effective December 23, 2015, Navidea Biopharmaceuticals, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its May 11, 2015 Term Loan Agreement (the “Loan Agreement”), with Capital Royalty Partners II L.P. in its capacity as a lender and as control agent for other affiliated lenders party to the Loan Agreement. The principal change made by the Amendment to the terms of the Loan Agreement was to amend the covenant contained in Section 10.02(a) of the Loan Agreement to reduce the required minimum net revenue of the Company during the twelve month period beginning January 1, 2015 to $10,000,000. The foregoing description of the terms of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

On January 11, 2016, the Company issued two press releases entitled “Navidea Biopharmaceuticals Appoints Anton Gueth Chairman of the Board” and “Navidea Meets Guidance With 2015 Unaudited Lymphoseek® Sales of $10.2 Million,” respectively. Copies of the Company’s January 11, 2016, press releases are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, and 99.3 attached hereto, shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Exhibits.

(d)	Exhibits.

Exhibit
Number	Exhibit Description

10.1	Amendment 1 to Term Loan Agreement, dated as of December 23, 2015.
99.1	Press Release, dated January 11, 2015, entitled “Navidea Biopharmaceuticals Appoints Anton Gueth Chairman of the Board.”
99.2	Press Release, dated January 11, 2015, entitled “Navidea Meets Guidance With 2015 Unaudited Lymphoseek® Sales of $10.2 Million.”

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: January 11, 2016	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and Chief Financial Officer

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